The American Funds Income Series
                         U.S. Government Securities Fund
                333 S. Hope Street, Los Angeles, California 90071
                   Telephone (213) 486-9200 Fax (213) 486-9455

Because the electronic format for filing Form N-SAR does not provide adequate space for responding to Items 72DD1 and 72DD2, 73A1 and 73A2, 74U1 and74U2, and 74V1 and 74V2 correctly, the correct answers are as follows:

Item 72DD1 and 72DD2
Total income dividends for which record date passed during the period

------------------ --------------------------------
Share Class            Total Income Dividends
                                 (000's omitted)
------------------ --------------------------------
------------------ --------------------------------
Class A            $35,907
------------------ --------------------------------
------------------ --------------------------------
Class B            $3,331
------------------ --------------------------------
------------------ --------------------------------
Class C            $1,867
------------------ --------------------------------
------------------ --------------------------------
Class F            $415
------------------ --------------------------------
------------------ --------------------------------
Total              $41,520
------------------ --------------------------------
------------------ --------------------------------
Class 529-A        $512
------------------ --------------------------------
------------------ --------------------------------
Class 529-B        $169
------------------ --------------------------------
------------------ --------------------------------
Class 529-C        $244
------------------ --------------------------------
------------------ --------------------------------
Class 529-E        $32
------------------ --------------------------------
------------------ --------------------------------
Class 529-F        $13
------------------ --------------------------------
------------------ --------------------------------
Class R-1          $17
------------------ --------------------------------
------------------ --------------------------------
Class R-2          $611
------------------ --------------------------------
------------------ --------------------------------
Class R-3          $790
------------------ --------------------------------
------------------ --------------------------------
Class R-4          $88
------------------ --------------------------------
------------------ --------------------------------
Class R-5          $113
------------------ --------------------------------
------------------ --------------------------------
Total              $2,589
------------------ --------------------------------

Item 73 A1 and 73A2
Distributions per share for which record date passed during the period

-------------------- -------------------------------------------
Share Class             Dividends from Net Investment Income
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class A              $0.2261
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class B              $0.1719
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class C              $0.1674
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class F              $0.2195
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-A          $0.2218
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-B          $0.1599
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-C          $0.1604
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-E          $0.1954
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class 529-F          $0.2123
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-1            $0.1679
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-2            $0.1705
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-3            $0.1965
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-4            $0.2203
-------------------- -------------------------------------------
-------------------- -------------------------------------------
Class R-5            $0.2419
-------------------- -------------------------------------------









Item 74U1 and 74U2
------------------
Number of shares outstanding

------------------ ----------------------------------
Share Class               Shares Outstanding
                                 (000's omitted)
------------------ ----------------------------------
------------------ ----------------------------------
Class A            147,321
------------------ ----------------------------------
------------------ ----------------------------------
Class B            17,488
------------------ ----------------------------------
------------------ ----------------------------------
Class C            10,017
------------------ ----------------------------------
------------------ ----------------------------------
Class F            2,212
------------------ ----------------------------------
------------------ ----------------------------------
Total              177,038
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-A        2,331
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-B        1,002
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-C        1,575
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-E        170
------------------ ----------------------------------
------------------ ----------------------------------
Class 529-F        69
------------------ ----------------------------------
------------------ ----------------------------------
Class R-1          112
------------------ ----------------------------------
------------------ ----------------------------------
Class R-2          4,132
------------------ ----------------------------------
------------------ ----------------------------------
Class R-3          4,549
------------------ ----------------------------------
------------------ ----------------------------------
Class R-4          485
------------------ ----------------------------------
------------------ ----------------------------------
Class R-5          403
------------------ ----------------------------------
------------------ ----------------------------------
Total              14,828
------------------ ----------------------------------

Item 74V1 and 74V2
Net asset value per share (to nearest cent)

----------------------- -------------------------
                                 Net Asset Value
Share Class                    Per Share
----------------------- -------------------------
----------------------- -------------------------
Class A                 $13.84
----------------------- -------------------------
----------------------- -------------------------
Class B                 $13.84
----------------------- -------------------------
----------------------- -------------------------
Class C                 $13.84
----------------------- -------------------------
----------------------- -------------------------
Class F                 $13.84
----------------------- -------------------------
----------------------- -------------------------
Class 529-A             $13.84
----------------------- -------------------------
----------------------- -------------------------
Class 529-B             $13.84
----------------------- -------------------------
----------------------- -------------------------
Class 529-C             $13.84
----------------------- -------------------------
----------------------- -------------------------
Class 529-E             $13.84
----------------------- -------------------------
----------------------- -------------------------
Class 529-F             $13.84
----------------------- -------------------------
----------------------- -------------------------
Class R-1               $13.84
----------------------- -------------------------
----------------------- -------------------------
Class R-2               $13.84
----------------------- -------------------------
----------------------- -------------------------
Class R-3               $13.84
----------------------- -------------------------
----------------------- -------------------------
Class R-4               $13.84
----------------------- -------------------------
----------------------- -------------------------
Class R-5               $13.84
----------------------- -------------------------